UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 18, 2011
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 18, 2011, WebMD Health Corp. issued a press release announcing expected results for the quarter ended June 30, 2011. A copy of that press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains related preliminary financial information for the quarter and a summary of updated financial guidance for 2011 that was attached to the press release. Exhibit 99.3 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Also on July 18, 2011, WebMD issued a press release entitled “Chairman of the Board of WebMD Comments on WebMD’s Growth Prospects,” a copy of which is attached as Exhibit 99.4 to this Current Report.
     Exhibits 99.1 through 99.4 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, dated July 18, 2011, regarding expected results for the quarter ended June 30, 2011

99.2	Preliminary Financial Information for the Quarter Ended June 30, 2011 and Updated Financial Guidance Summary

99.3	Annex A to Exhibits 99.1 and 99.2

99.4	Press Release, dated July 18, 2011, entitled “Chairman of the Board of WebMD Comments on WebMD’s Growth Prospects”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: July 18, 2011	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated July 18, 2011, regarding expected results for the quarter ended June 30, 2011

99.2	Preliminary Financial Information for the Quarter Ended June 30, 2011 and Updated Financial Guidance Summary

99.3	Annex A to Exhibits 99.1 and 99.2

99.4	Press Release, dated July 18, 2011, entitled “Chairman of the Board of WebMD Comments on WebMD’s Growth Prospects”